UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): June 10, 2013

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of principal executive offices)(Zip Code)

514-744-6792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced on May 24, 2013, Valeant Pharmaceuticals International, Inc., a Canadian corporation (“Valeant”), Valeant Pharmaceuticals International, a Delaware corporation and wholly owned subsidiary of Valeant (“VPI”), Stratos Merger Corp., a Delaware corporation and wholly owned subsidiary of VPI (“Merger Sub”), and Bausch & Lomb Holdings Incorporated, a Delaware corporation (“B&L”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for Merger Sub to, upon the terms and subject to the conditions thereof, merge with and into B&L (the “Merger”), with B&L surviving as a wholly owned subsidiary of VPI. As a result of the Merger, the separate corporate existence of Merger Sub will cease and B&L will continue as the surviving corporation.

Audited Financial Information of B&L

Filed herewith as Exhibit 99.1 is the audited consolidated financial statements of Bausch & Lomb Holdings Incorporated as at and for the years ended December 29, 2012 and December 31, 2011, together with the report of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft relating to the consolidated financial statements of Technolas Perfect Vision GmbH.

Unaudited Financial Information of B&L

Filed herewith as Exhibit 99.2 is the unaudited consolidated financial statements of Bausch & Lomb Holdings Incorporated as at and for the quarterly periods ended March 30, 2013 and March 31, 2012.

Unaudited Pro Forma Financial Information of Valeant

Filed herewith as Exhibit 99.3 is the unaudited pro forma consolidated balance sheet of Valeant as at March 31, 2013 and the unaudited pro forma consolidated statement of income for the three-month period ended March 31, 2013 and for the year ended December 31, 2012, together with the notes thereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	The audited consolidated financial statements of Bausch & Lomb Holdings Incorporated as at and for the years ended December 29, 2012 and December 31, 2011, together with the report of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft relating to the consolidated financial statements of Technolas Perfect Vision GmbH.
99.2	The unaudited consolidated financial statements of Bausch & Lomb Holdings Incorporated as at and for the quarterly periods ended March 30, 2013 and March 31, 2012.
99.3	The unaudited pro forma consolidated balance sheet of Valeant as at March 31, 2013 and the unaudited pro forma consolidated statement of income for the three-month period ended March 31, 2013 and for the year ended December 31, 2012, together with the notes thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Executive Vice President and Chief Financial Officer

Date: June 10, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	The audited consolidated financial statements of Bausch & Lomb Holdings Incorporated as at and for the years ended December 29, 2012 and December 31, 2011, together with the report of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft relating to the consolidated financial statements of Technolas Perfect Vision GmbH.
99.2	The unaudited consolidated financial statements of Bausch & Lomb Holdings Incorporated as at and for the quarterly periods ended March 30, 2013 and March 31, 2012.
99.3	The unaudited pro forma consolidated balance sheet of Valeant as at March 31, 2013 and the unaudited pro forma consolidated statement of income for the three-month period ended March 31, 2013 and for the year ended December 31, 2012, together with the notes thereto.